                                                                   Exhibit 10.12

                               BETTER IMAGE, INC.
                      1999 NON-EMPLOYEE DIRECTOR STOCK PLAN


                                    ARTICLE I
                                   DEFINITIONS

         As used herein, the following terms have the following meanings unless the context clearly indicates to the contrary:

         1.1      "Board" shall mean the Board of Directors of the Company.

         1.2      "Change in Control" shall mean the occurrence of:

                  (a)      any of the following events:

                           (i)      the dissolution or liquidation of the
                                    Company; or

                           (ii) a reorganization, merger or consolidation of the Company with one or more other corporations (except with respect to a transaction, the sole purpose of which is to change the domicile or name of the Company), as a result of which the Company ceases to exist or becomes a subsidiary of another corporation (which shall be deemed to have occurred if another corporation shall own, directly or indirectly, more than fifty percent (50%) of the aggregate voting power of all outstanding equity securities of the Company); or

                           (iii) a sale of all or substantially all of the Company's assets; or

                  (b) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than any person who is a stockholder of the Company on or before the effective date of the Plan, by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of Directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the